UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

FARMLAND INDUSTRIES, INC.
Debtor-in-possession as of May 31, 2002
(Exact name of registrant as specified in its charter)

Kansas	001-11629	44-0209330
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive
Kansas City, Missouri	64163-1244
(Address of principal executive offices)	(Zip Code)

816‑713‑7000
(Registrant's telephone number, including area code)

Not Changed
(Former name or former address, if changed since last report)

ITEM 5.           Other Events.

On May 31, 2002, Farmland Industries, Inc. and four of its subsidiaries, Farmland Foods, Inc., Farmland Pipe Line Company, Farmland Transportation, Inc., and SFA, Inc., (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Western District of Missouri (the "Court") (Joint Case Number 02-50557-JWV).

As a part of the bankruptcy proceedings, each of the Debtors is required to file with the Court a Monthly Operating Report Summary ("MOR").  On December 22, 2003, each of the Debtors filed with the Court the MORs as of and for the month ended November 30, 2003.

ITEM 7.           Financial Statements and Exhibits.

            (C)  Exhibits

Number	Description
99.1	MOR for Farmland Industries, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.2	MOR for Farmland Foods, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.3	MOR for Farmland Pipe Line Company as of and for the month ended November 30, 2003, dated December 22, 2003.

99.4	MOR for Farmland Transportation, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.5	MOR for SFA, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 22, 2003

FARMLAND INDUSTRIES, INC.
(Registrant)

By:	/s/ STEVEN R. RHODES
Steven R. Rhodes
Executive Vice President
and Chief Financial Officer

Exhibit Index

Number	Description
99.1	MOR for Farmland Industries, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.2	MOR for Farmland Foods, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.3	MOR for Farmland Pipe Line Company as of and for the month ended November 30, 2003, dated December 22, 2003.

99.4	MOR for Farmland Transportation, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.

99.5	MOR for SFA, Inc. as of and for the month ended November 30, 2003, dated December 22, 2003.